Exhibit A


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of American International Group, Inc., and that this Agreement be included as an Exhibit to such joint filing.

         Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement (including amendments) on Schedule 13D, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  March 20, 2007        MAURICE R. GREENBERG


                              By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Bertil P-H Lundqvist, Attorney-in-Fact


                              By:   /s/ Leif B. King, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Leif B. King, Attorney-in-Fact


                              EDWARD E. MATTHEWS


                              By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Bertil P-H Lundqvist, Attorney-in-Fact


                              By:   /s/ Leif B. King, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Leif B. King, Attorney-in-Fact


                              STARR INTERNATIONAL COMPANY, INC.


                              By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Bertil P-H Lundqvist, Attorney-in-Fact


                              By:   /s/ Leif B. King, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Leif B. King, Attorney-in-Fact

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                              C. V. STARR & CO., INC.


                              By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Bertil P-H Lundqvist, Attorney-in-Fact


                              By:   /s/ Leif B. King, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Leif B. King, Attorney-in-Fact


                              UNIVERSAL FOUNDATION, INC.


                              By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Bertil P-H Lundqvist, Attorney-in-Fact


                              By:   /s/ Leif B. King, Attorney-in-Fact
                                    -------------------------------------------
                              Name: Leif B. King, Attorney-in-Fact


                              THE MAURICE R. AND CORINNE P. GREENBERG FAMILY FOUNDATION, INC.


                               By:  /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                               Name: Bertil P-H Lundqvist, Attorney-in-Fact


                               By:   /s/ Leif B. King, Attorney-in-Fact
                                     ------------------------------------------
                               Name: Leif B. King, Attorney-in-Fact


                               MAURICE R. AND CORINNE P. GREENBERG JOINT
                               TENANCY COMPANY, LLC


                               By:  /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                                    -------------------------------------------
                               Name: Bertil P-H Lundqvist, Attorney-in-Fact


                               By:  /s/ Leif B. King, Attorney-in-Fact
                                    -------------------------------------------
                               Name: Leif B. King, Attorney-in-Fact


                               C. V. STARR & CO., INC. TRUST


                               By:   /s/ Howard I. Smith, Trustee
                                     ------------------------------------------
                               Name: Howard I. Smith, Trustee